TWENTIETH AMENDMENT TO THE
CREDIT AGREEMENT
among
FORD MOTOR COMPANY,
The Subsidiary Borrowers from Time to Time Parties Thereto,
The Several Lenders from Time to Time Parties Thereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
JPMORGAN CHASE BANK, N.A., acting through its Hong Kong Branch, as RMB Administrative Agent,
and
BANCO BRADESCO S.A.,
as Brazilian Administrative Agent,
Dated as of December 15, 2006,
as Amended and Restated as of November 24, 2009, Amended and Restated as of April 30, 2014, Amended and Restated as of April 30, 2015, and Amended and Restated as of September 29, 2021 and as amended by the Nineteenth Amendment dated as of June 23, 2022

JPMorgan Chase Bank, N.A.,
as Bookrunner and Lead Arranger
Banco Bradesco S.A., Barclays Bank PLC, BNP Paribas Securities Corp., BOFA Securities, Inc., Citibank, N.A., Commerzbank AG, New York Branch, Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Lloyds Bank Corporate Markets plc, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners LLC, RBC Capital Markets1, Societe Generale, Sumitomo Mitsui Banking Corporation, Wells Fargo Securities, LLC,
as Bookrunners and Lead Arrangers
Banco Bradesco S.A., Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A., Commerzbank AG, New York Branch, Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Lloyds Bank Corporate Markets plc, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners LLC, RBC Capital Markets, Societe Generale, Sumitomo Mitsui Banking Corporation, Wells Fargo Bank, National Association,
as Co-Syndication Agents
Credit Agricole Corporate and Investment Bank,
as Lead Sustainability Structuring Agent
J.P. Morgan Securities LLC,
as Co-Sustainability Structuring Agent
1 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates consistent with prior practice.

TWENTIETH AMENDMENT, dated as of April 26, 2023 (this “Amendment Agreement”) to the Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, as further amended and restated as of April 30, 2014, as further amended and restated as of April 30, 2015, as further amended and restated as of September 29, 2021 and as further amended by the Nineteenth Amendment dated as of June 23, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment Agreement, the “Credit Agreement”) among Ford Motor Company (the “Company”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement) from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Banco Bradesco S.A., as Brazilian Administrative Agent (the “Brazilian Administrative Agent”), JPMorgan Chase Bank, N.A., acting through its Hong Kong Branch, a national banking association organized under the laws of the United States of America with limited liability, as RMB Administrative Agent (the “RMB Administrative Agent”), Credit Agricole Corporate and Investment Bank, as Lead Sustainability Structuring Agent (the “Lead Sustainability Structuring Agent”), and J.P. Morgan Securities LLC, as Co-Sustainability Structuring Agent (the “Co-Sustainability Structuring Agent”). Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.
WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) some or all of the existing Revolving Lenders will agree to (i) increase, decrease or maintain, as applicable, the amount of their existing 2025 Revolving Commitments and 2027 Revolving Commitments, (ii) extend, to April 26, 2026, the maturity of their existing (or increased or decreased) 2025 Revolving Commitments and (iii) extend, to April 26, 2028, the maturity of their existing (or increased or decreased) 2027 Revolving Commitments and (b) certain provisions of the Existing Credit Agreement will be amended; and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Amendment of the Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)the following defined terms in Section 1.1:
“2025 Brazilian Revolving Commitment”, “2025 Brazilian Revolving Commitment Recalculation Date”, “2025 Brazilian Revolving Facility”, “2025 Brazilian Revolving Lender”, “2025 Brazilian Revolving Loans”, “2025 Brazilian Revolving Percentage”, “2025 Canadian Revolving Commitment”, “2025 Canadian Revolving Facility”, “2025 Canadian Revolving Lender”, “2025 Canadian Revolving Loans”, “2025 Canadian Revolving Percentage”, “2025 Converted RMB Revolving Commitment”, “2025 Converted RMB Revolving Facility”, “2025 Converted RMB Revolving Lender”, “2025 Converted RMB Revolving Loans”, “2025 Converted RMB Revolving Percentage”, “2025 Domestic Revolving Commitment”, “2025 Domestic Revolving Facility”, “2025 Domestic Revolving Lender”, “2025 Domestic Revolving Loans”, “2025 Domestic Revolving Percentage”, “2025 Multicurrency Revolving Commitment”, “2025 Multicurrency Revolving Facility”, “2025 Multicurrency Revolving Lender”, “2025 Multicurrency Revolving Loans”, “2025 Multicurrency Revolving Percentage”, “2025 Revolving Commitments”, “2025 Revolving Facility”, “2025 Revolving Lenders”, “2025

RMB Revolving Commitment”, “2025 RMB Revolving Lender”, “2025 RMB Revolving Loans”, “2025 RMB Revolving Percentage”, “2025 Unconverted RMB Revolving Commitment”, “2025 Unconverted RMB Revolving Facility”, “2025 Unconverted RMB Revolving Lender”, “2025 Unconverted RMB Revolving Loans”, “2025 Unconverted RMB Revolving Percentage”, “Total 2025 Revolving Commitments” and “Total 2025 Revolving Extensions of Credit”
shall be redefined as:
“2026 Brazilian Revolving Commitment”, “2026 Brazilian Revolving Commitment Recalculation Date”, “2026 Brazilian Revolving Facility”, “2026 Brazilian Revolving Lender”, “2026 Brazilian Revolving Loans”, “2026 Brazilian Revolving Percentage”, “2026 Canadian Revolving Commitment”, “2026 Canadian Revolving Facility”, “2026 Canadian Revolving Lender”, “2026 Canadian Revolving Loans”, “2026 Canadian Revolving Percentage”, “2026 Converted RMB Revolving Commitment”, “2026 Converted RMB Revolving Facility”, “2026 Converted RMB Revolving Lender”, “2026 Converted RMB Revolving Loans”, “2026 Converted RMB Revolving Percentage”, “2026 Domestic Revolving Commitment”, “2026 Domestic Revolving Facility”, “2026 Domestic Revolving Lender”, “2026 Domestic Revolving Loans”, “2026 Domestic Revolving Percentage”, “2026 Multicurrency Revolving Commitment”, “2026 Multicurrency Revolving Facility”, “2026 Multicurrency Revolving Lender”, “2026 Multicurrency Revolving Loans”, “2026 Multicurrency Revolving Percentage”, “2026 Revolving Commitments”, “2026 Revolving Facility”, “2026 Revolving Lenders”, “2026 RMB Revolving Commitment”, “2026 RMB Revolving Lender”, “2026 RMB Revolving Loans”, “2026 RMB Revolving Percentage”, “2026 Unconverted RMB Revolving Commitment”, “2026 Unconverted RMB Revolving Facility”, “2026 Unconverted RMB Revolving Lender”, “2026 Unconverted RMB Revolving Loans”, “2026 Unconverted RMB Revolving Percentage”, “Total 2026 Revolving Commitments” and “Total 2026 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(b)the following defined terms in Section 1.1:
“2027 Brazilian Revolving Commitment”, “2027 Brazilian Revolving Commitment Recalculation Date”, “2027 Brazilian Revolving Facility”, “2027 Brazilian Revolving Lender”, “2027 Brazilian Revolving Loans”, “2027 Brazilian Revolving Percentage”, “2027 Canadian Revolving Commitment”, “2027 Canadian Revolving Facility”, “2027 Canadian Revolving Lender”, “2027 Canadian Revolving Loans”, “2027 Canadian Revolving Percentage”, “2027 Converted RMB Revolving Commitment”, “2027 Converted RMB Revolving Facility”, “2027 Converted RMB Revolving Lender”, “2027 Converted RMB Revolving Loans”, “2027 Converted RMB Revolving Percentage”, “2027 Domestic Revolving Commitment”, “2027 Domestic Revolving Facility”, “2027 Domestic Revolving Lender”, “2027 Domestic Revolving Loans”, “2027 Domestic Revolving Percentage”, “2027 Multicurrency Revolving Commitment”, “2027 Multicurrency Revolving Facility”, “2027 Multicurrency Revolving Lender”, “2027 Multicurrency Revolving Loans”, “2027 Multicurrency Revolving Percentage”, “2027 Revolving Commitments”, “2027 Revolving Facility”, “2027 Revolving Lenders”, “2027 RMB Revolving Commitment”, “2027 RMB Revolving Lender”, “2027 RMB Revolving Loans”, “2027 RMB Revolving Percentage”, “2027 Unconverted RMB Revolving Commitment”, “2027 Unconverted RMB Revolving Facility”, “2027 Unconverted RMB Revolving Lender”, “2027 Unconverted RMB Revolving Loans”, “2027 Unconverted RMB Revolving Percentage”, “Total 2027 Revolving Commitments” and “Total 2027 Revolving Extensions of Credit”
shall be redefined as:

“2028 Brazilian Revolving Commitment”, “2028 Brazilian Revolving Commitment Recalculation Date”, “2028 Brazilian Revolving Facility”, “2028 Brazilian Revolving Lender”, “2028 Brazilian Revolving Loans”, “2028 Brazilian Revolving Percentage”, “2028 Canadian Revolving Commitment”, “2028 Canadian Revolving Facility”, “2028 Canadian Revolving Lender”, “2028 Canadian Revolving Loans”, “2028 Canadian Revolving Percentage”, “2028 Converted RMB Revolving Commitment”, “2028 Converted RMB Revolving Facility”, “2028 Converted RMB Revolving Lender”, “2028 Converted RMB Revolving Loans”, “2028 Converted RMB Revolving Percentage”, “2028 Domestic Revolving Commitment”, “2028 Domestic Revolving Facility”, “2028 Domestic Revolving Lender”, “2028 Domestic Revolving Loans”, “2028 Domestic Revolving Percentage”, “2028 Multicurrency Revolving Commitment”, “2028 Multicurrency Revolving Facility”, “2028 Multicurrency Revolving Lender”, “2028 Multicurrency Revolving Loans”, “2028 Multicurrency Revolving Percentage”, “2028 Revolving Commitments”, “2028 Revolving Facility”, “2028 Revolving Lenders”, “2028 RMB Revolving Commitment”, “2028 RMB Revolving Lender”, “2028 RMB Revolving Loans”, “2028 RMB Revolving Percentage”, “2028 Unconverted RMB Revolving Commitment”, “2028 Unconverted RMB Revolving Facility”, “2028 Unconverted RMB Revolving Lender”, “2028 Unconverted RMB Revolving Loans”, “2028 Unconverted RMB Revolving Percentage”, “Total 2028 Revolving Commitments” and “Total 2028 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(c)the definition of “Revolving Termination Date” in Section 1.1 shall be amended and restated to read in its entirety as follows:
“‘Revolving Termination Date’: as to any Lender, (i) with respect to 2026 Revolving Commitments, initially April 26, 2026 and (ii) with respect to 2028 Revolving Commitments, initially April 26, 2028, in each case as such date for such Lender may be extended from time to time pursuant to Section 2.33.”
(d)each usage of the term “Nineteenth Amendment Effective Date” in the Credit Agreement (except in the definitions of “Nineteenth Amendment Effective Date” and “Nineteenth Amendment”) shall be replaced with the term “Twentieth Amendment Effective Date”.
(e)Section 1.1 shall be amended by inserting the following definitions in their respective alphabetical locations therein:
“‘Twentieth Amendment’: that certain Twentieth Amendment dated as of the Twentieth Amendment Effective Date among the Company, the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Lenders and the other parties thereto.”
“‘Twentieth Amendment Effective Date’: April 26, 2023.”
(f)Section 2.2(a) shall be amended by replacing the phrase “Following the Nineteenth Amendment” in the second sentence thereof with the phrase “Following the Twentieth Amendment”.
(g)Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect the elections made by the Revolving Lenders party hereto that elect to (A) increase, decrease or maintain, as applicable, the amount of their existing 2025 Revolving Commitments and 2027 Revolving Commitments, (B) extend the Revolving Termination Date in respect of their existing (or increased or decreased) 2025 Revolving Commitments (with respect to the 2025 Revolving Commitments so extended, each an “Extending 2025 Revolving Lender”) to April 26, 2026 and (C) extend the Revolving Termination Date in respect of their existing (or increased or decreased) 2027 Revolving Commitments (with respect to the 2027 Revolving Commitments so extended, each an “Extending 2027 Revolving Lender”, collectively with the Extending 2025 Revolving Lenders, the “Extending Lenders”) to April 26, 2028. Each Revolving Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases and decreases, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement.
Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.
Section 2. Waiver. Pursuant to Section 10.1(a) of the Existing Credit Agreement, the Company and the Required Lenders hereby waive Sections 2.24(a) and 2.32 of the Existing Credit Agreement to the extent necessary to permit the increases, decreases and extensions, on a non-pro-rata basis, of the 2025 Revolving Commitments and the 2027 Revolving Commitments, as applicable, of Extending Lenders contemplated by this Amendment Agreement set forth on Schedule 1.1A (Commitments) hereto.
Section 3. Representations and Warranties. To induce the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent and the Extending Lenders to enter into this Amendment Agreement, the Company (with respect to the representations and warranties in clauses (b) and (c) below) and each Current Loan Party (as defined below) (solely for itself, with respect to the representations and warranties in clause (a) below), hereby represents and warrants to the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent and the Extending Lenders that:
(a)(i) Each of the Company, FMCC, Ford Brasil and each Subsidiary Guarantor (each a “Current Loan Party”) has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of each Current Loan Party enforceable against such Current Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)As of the Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment Agreement, no Default or Event of Default has occurred and is continuing.
(c)Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
Section 4. Effectiveness of this Amendment Agreement. The effectiveness of this Amendment Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):
(a)The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each Current Loan Party, the Required Lenders, the Extending Lenders, the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, each Issuing Lender and each Swingline Lender.

(b)The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company, (ii) an in house counsel of the Company serving as either the Secretary or an Assistant Secretary of the Company and (iii) Machado, Meyer, Sendacz e Opice, Brazilian counsel to Ford Brasil, in each case addressed to the Extending Lenders and the Agents as to matters previously agreed between the Company and the Administrative Agent.
(c)The Administrative Agent shall have received from the Company, for the account of and with respect to:
(i)each Extending 2025 Revolving Lender, a fee in an amount equal to the sum of (A) [Redacted] of such Extending 2025 Revolving Lender’s (or its affiliates’) aggregate 2026 Revolving Commitments under the Credit Agreement on the Amendment Effective Date, but only to the extent the 2026 Revolving Commitments of such Extending 2025 Revolving Lender, together with any 2028 Revolving Commitments, any “2026 Commitments” under and as defined in the Supplemental RCF Credit Agreement and any “Commitments” under and as defined in the 364-Day Revolving Credit Agreement, in each case, of such Extending 2025 Revolving Lender immediately after the Amendment Effective Date (such aggregate amount, the “Aggregate New Commitments”) exceed the sum of the existing 2025 Revolving Commitments, the existing 2027 Revolving Commitments, any existing “2024 Commitments” or “2025 Commitments”, in each case, under and as defined in the Supplemental RCF Credit Agreement and any existing “Commitments” under and as defined in the 364-Day Revolving Credit Agreement, in each case, of such Extending 2025 Revolving Lender immediately prior to the Amendment Effective Date (or if any such commitment has been reduced since the closing of the Nineteenth Amendment to the Existing Credit Agreement dated as of June 23, 2022, the closing of the Fourth Amendment to the Supplemental RCF Credit Agreement dated as of June 23, 2022 or the initial closing of the 364-Day Revolving Credit Agreement on June 23, 2022, as applicable, such commitment at the closing of such amendment or at such initial closing) (such aggregate amount, the “Aggregate Existing Commitments”), plus (B) [Redacted] of such Extending 2025 Revolving Lender’s (or its affiliates’) aggregate 2026 Revolving Commitments under the Credit Agreement on the Amendment Effective Date, but only to the extent the Aggregate New Commitments of such Extending 2025 Revolving Lender are less than or equal to the Aggregate Existing Commitments of such Extending 2025 Revolving Lender; and
(ii)each Extending 2027 Revolving Lender, a fee in an amount equal to the sum of (A) [Redacted] of such Extending 2027 Revolving Lender’s (or its affiliates’) aggregate 2028 Revolving Commitments under the Credit Agreement on the Amendment Effective Date, but only to the extent the Aggregate New Commitments of such Extending 2027 Revolving Lender exceed the Aggregate Existing Commitments of such Extending 2027 Revolving Lender plus (B) [Redacted] of such Extending 2027 Revolving Lender’s (or its affiliates’) aggregate 2028 Revolving Commitments under the Credit Agreement on the Amendment Effective Date, but only to the extent the Aggregate New Commitments of such Extending 2027 Revolving Lender are less than or equal to the Aggregate Existing Commitments of such Extending 2027 Revolving Lender.
(d)So long as reasonably requested in writing at least ten Business Days prior to the Amendment Effective Date, the Administrative Agent shall have received, at least three Business Days prior to the Amendment Effective Date, to the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined below), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. As used herein, the term “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

Section 5. Effect of this Amendment Agreement.
(a)Except as expressly set forth herein or in the Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by the Credit Agreement, or any instruments executed in connection herewith or therewith. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(c)Each Subsidiary Guarantor hereby expressly acknowledges the terms of this Amendment Agreement and reaffirms, as of the date hereof, its guarantee of the Guaranteed Obligations (as defined in the New Guarantee) under the New Guarantee.
Section 6. Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7. Costs and Expenses. The Company agrees to reimburse the Agents for their reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of a single primary counsel (and a single local counsel in Brazil) for the Agents.
Section 8. Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 9. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Incorporation of Credit Agreement Provisions. The provisions of Sections 10.12 (Submission to Jurisdiction; Waivers) and 10.17 (Waiver of Jury Trial) of the Credit Agreement shall apply herein as if fully set forth herein, mutatis mutandis.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY
By:	/s/ David A. Webb
Name: David A. Webb
Title: Vice President, Treasurer

[Signature Page to Twentieth Amendment]

FORD MOTOR CREDIT COMPANY LLC
By:	/s/ Jason C. Behnke
Name: Jason C. Behnke
Title: Vice President-Assistant Treasurer

[Signature Page to Twentieth Amendment]

FORD MOTOR COMPANY BRASIL LTDA.
By:	/s/ Raul Eduardo Limongi Pacheco
Name: Raul Eduardo Limongi Pacheco
Title: Chief Financial Officer

By:	/s/ Luis Claudio Casanova
Name: Luis Claudio Casanova
Title: General Counsel

[Signature Page to Twentieth Amendment]

FORD EUROPEAN HOLDINGS INC.
FORD GLOBAL TECHNOLOGIES, LLC
FORD HOLDINGS LLC
FORD INTERNATIONAL CAPITAL LLC
FORD MEXICO HOLDINGS LLC
FORD MOTOR SERVICE COMPANY
FORD NEXT LLC
FORD TRADING COMPANY, LLC
FORD COMPONENT SALES, LLC
FORD VAN DYKE INVESTMENT FUND, INC.

By:	/s/ David A. Webb
Name: David A. Webb
Title: Authorized Representative

[Signature Page to Twentieth Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page to Twentieth Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lead Sustainability Structuring Agent
By:	/s/ Jill Wong
Name: Jill Wong
Title: Director
By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director
[Signature Page to Twentieth Amendment]

J.P. MORGAN SECURITIES LLC, as Co-Sustainability Structuring Agent
By:	/s/ Sam Mason
Name: Sam Mason
Title: Executive Director

[Signature Page to Twentieth Amendment]

JPMORGAN CHASE BANK, NA., acting through its Hong Kong Branch, as RMB Administrative Agent
By:	/s/ Devika Prasad
Name: Devika Prasad
Title: Vice President

[Signature Page to Twentieth Amendment]

BANCO BRADESCO S.A., as Brazilian Administrative Agent
By:	/s/ Leonardo Storniolo
Name: Leonardo Storniolo
Title: Relationship Manager

By:	/s/ Marcelo da Rocha F. Mendes
Name: Marcelo da Rocha F. Mendes
Title: Bradesco Corporate

[Signature Page to Twentieth Amendment]